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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32139) of CCC Information Services Group Inc. of our report dated October 4, 2000 relating to the financial statements of CCC Information Services Inc. 401(k) Retirement Savings & Investment Plan, which appears in this Form 11-K.


PRICEWATERHOUSECOOPERS LLP


Chicago, Illinois

October 18, 2000